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                                                                    EXHIBIT 10.2

                                  ORGANIC, INC.

                             1997 STOCK OPTION PLAN

                             ADOPTED APRIL 25, 1997

                 AMENDED NOVEMBER 25, 1998 (TO INCREASE SHARES)
                   AMENDED FEBRUARY 25, 1999 (TO CHANGE NAME)
                 AMENDED SEPTEMBER 24, 1999 (TO INCREASE SHARES)
       AMENDED NOVEMBER 22, 1999 (TO INCLUDE CHANGE OF CONTROL PROVISIONS)

1.   PURPOSES.

     (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.   DEFINITIONS.

     (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     (b) "BOARD" means the Board of Directors of the Company.

     (c) "CODE" means the Internal Revenue Code of 1986, as amended.

     (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e) "COMMON STOCK" means the Company's common stock, or any stock resulting from the conversion of such common stock.


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     (f) "COMPANY" means Organic, Inc., a Delaware corporation.

     (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (h) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party's sole discretion, whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

     (i) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (j) "DIRECTOR" means a member of the Board.

     (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (m) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock of the Company determined as follows and in each case in a manner consistent with Section 260.140.50 of Title 10 of the California Code of
Regulations:

          (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable; or

          (2) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

     (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock Option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.



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     (o) "LISTING DATE" means the first date upon which any security of the
Company is listed (or approved for listing) upon notice of issuance on any securities exchange, or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the Securities Law.

     (p) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

     (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (s) "OPTION" means a stock option granted pursuant to the Plan.

     (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (u) "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     (v) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (w) "PLAN" means this 1997 Stock Option Plan.

     (x) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

     (y) "SECURITIES ACT" means the Securities Act of 1933, as amended.



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     (z) "SECURITIES LAW" means the California Corporate Securities Law of 1968.

3.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

          (2) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3) To amend the Plan or an Option as provided in Section 11.

          (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

     (c) The Board may delegate administration of the Plan to a Committee of the Board composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Non-Employee Directors and/or Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the Listing Date, and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.


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4.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate Seven Million Five Hundred Seventy Five Thousand (7,575,000) shares of Common Stock. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   ELIGIBILITY.

     (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

     (b) No person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than Three Hundred Eighteen Thousand Seven Hundred Fifty (318,750) shares of Common Stock in any calendar year. This subsection 5(c) shall not apply prior to the Listing Date and, following the Listing Date, shall not apply until (i) the earliest of: (A) the first material modification of the Plan (including any increase to the number of shares reserved for issuance under the Plan in accordance with Section 4); (B) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (C) the expiration of the Plan; or
(D) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

6.   OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.



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     (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another Option in a manner satisfying the provisions of Section 424(a) of the Code.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other Common Stock held for the requisite period to avoid a charge to the Company's earnings, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board. In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement. In addition, the "par value" of the stock will be paid in cash to the extent required by applicable law.

     (d) TRANSFERABILITY. An Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary but, to the extent necessary under then applicable law, in each case will provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.




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     (f) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require the Optionee to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting an Option to such Optionee or permitting the Optionee to exercise such Option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (g) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer period as specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer period as specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the



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shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (j) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate; provided, however, that (i) the right to repurchase at the original purchase price shall lapse at a minimum rate of twenty percent (20%) per year over five (5) years from the date the Option was granted, and (ii) such right shall be exercisable only within (A) the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant, or (B) such longer period as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")), and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares. Should the right of repurchase be assigned by the Company, the assignee shall pay the Company cash equal to the difference between the original purchase price and the stock's Fair Market Value if the original purchase price is less than the stock's Fair Market Value.

     (k) RIGHT OF REPURCHASE. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to repurchase all or any part of the vested shares exercised pursuant to the Option; provided, however, that (i) such repurchase right shall be exercisable only within (A) the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant, or (B) such longer period as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")), (ii) such repurchase right shall be exercisable for less than all of the vested shares only with the Optionee's consent, and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares at a repurchase price equal to the greater of (A) the stock's Fair Market Value at the time of such termination or
(B) the original purchase price paid for such shares by the Optionee. Should the right of repurchase be assigned by the Company, the



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assignee shall pay the Company cash equal to the difference between the original purchase price and the stock's Fair Market Value if the original purchase price is less than the stock's Fair Market Value.

     (l) RIGHT OF FIRST REFUSAL. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionee of the intent to transfer all or any part of the shares exercised pursuant to the Option.

     (m) WITHHOLDING. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of Common Stock otherwise issuable to the Optionee as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of Common Stock.

7.   COVENANTS OF THE COMPANY.

     (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.   USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.   MISCELLANEOUS.

     (a) Subject to any applicable provisions of the Securities Law and related regulations relied upon as a condition of issuing securities pursuant to the Plan, the Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

     (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with



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respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (c) Throughout the term of any Option, the Company shall deliver to the holder of such Option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the Option term, a balance sheet and an income statement. This Section shall not apply (i) after the Listing Date, or (ii) when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

     (d) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee, with or without cause, to remove any Director as provided in the Company's Bylaws and the provisions of the Delaware General Corporation Law, or to terminate the relationship of any Consultant subject to the terms of that Consultant's agreement with the Company or Affiliate to which such Consultant is providing services.

     (e) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (f) (1) The Board or the Committee shall have the authority to effect, at any time and from time to time, and with the consent of the affected holders of Options, (i) the repricing of any outstanding Options under the Plan and/or (ii) the cancellation of any outstanding Options and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a ten percent (10%) stockholder (as defined in subsection 5(b)), not less than one hundred and ten percent (110%) of the Fair Market Value) per share of Common Stock on the new grant date.

          (2) shares subject to an Option canceled under this subsection
9(f) shall continue to be counted, for the applicable period in which it was granted, against the maximum award of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option under this subsection 9(f), resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted for the applicable period against the maximum awards of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 9(f)(2) shall be applicable only to the extent required by
Section 162(m) of the Code.



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10.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Options will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Options. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

     (b) In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then: (i) any surviving or acquiring corporation shall assume Options outstanding under the Plan or shall substitute similar options (including an option to acquire the same consideration paid to stockholders in the transaction described in this Subsection 10(b)) for those outstanding under the Plan, or
(ii) in the event any surviving or acquiring corporation refuses to assume such Options or to substitute similar Options for those outstanding under the Plan,
(A) with respect to Options held by persons then performing services as Employees, Directors or Consultants and subject to any applicable provisions of the Securities Law and related regulations relied upon as a condition of issuing securities pursuant to the Plan, the vesting of such Options and the time during which such Options may be exercised shall be accelerated prior to such event and the Options terminated if not exercised after such acceleration and at or prior to such event, and (B) with respect to any other Options outstanding under the Plan, such Options shall be terminated if not exercised prior to such event. The Board shall use its best efforts to provide Optionees with prior notice of such transaction.

11.   AMENDMENT OF THE PLAN AND OPTIONS.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 under the Exchange Act or any Nasdaq or securities exchange listing requirements.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

     (e) The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights and obligations under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Option was granted and
(ii) such person consents in writing.

12.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on April 24, 2007, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated

     (b) All nights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Option was granted.

13.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

14.  CHANGE IN CONTROL.

     (a) Subject to the provisions of Section 10 (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Option Agreement reflecting the applicable Option, upon the occurrence of a Change in Control:

          (1) If an Optionee who is employed by the Company or an Affiliate at the time of a Change in Control holds one or more outstanding Options, such Optionee shall be credited with two years of additional vesting service for purposes of the vesting of Options, and the vesting of any Common Stock purchased by the Optionee under an Option.

          (2) If an Optionee who is employed by the Company or an Affiliate at the time of a Change in Control holds any Option granted under the Plan and prior to the one-year anniversary of the Change in Control such Optionee is either (i) terminated by the Company for reasons other than Cause or (ii) terminates employment for Good Reason, such Optionee shall become fully vested in any Options granted under the Plan and shall have the greater of (i) 90 days from the date of such termination or (ii) the period otherwise specified for exercise after termination had the Optionee been fully vested in the Options on the date of termination to exercise such Options; provided, however, that in no event shall the Option be exercisable at a date that is later than the date it would have been exercisable if the Optionee had remained employed by the Company or an Affiliate.

     (b) For purposes of the Plan, the term "Change in Control" means the occurrence, after an initial public offering of the stock of the Company of the events described in any of paragraphs (1), (2), (3), (4) or (5) below:

          (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock"), or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company (a "Company Plan"), (D) any acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities; or (E) any acquisition by any corporation pursuant to a transaction which complies with subsections
(b)(3)(A), (b)(3)(B), and (b)(3)(C) of this definition; provided further, that for purposes of clause (B), if any Person (other than the Company or any Company
Plan) shall become the beneficial owner of twenty-five percent (25%) or more of the Outstanding Company Common Stock or twenty-five percent (25%) or more of the Outstanding Company Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Company Voting Securities (other than pursuant to any dividend reinvestment plan or arrangement maintained by the Company) and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control.

          (2) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (for purposes of this subsection (b), the "Incumbent Board") cease for any reason to constitute at least a majority of the Incumbent Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company shareholders, was approved by a vote of a least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company.

          (3) Consummation, including receipt of any necessary regulatory approval, of (i) a reorganization, merger or consolidation involving the Company or (ii) the sale or other disposition of more than 50% of the operating assets of the Company (determined on a consolidated basis), other than in connection with a sale-leaseback or other arrangement resulting in the continued utilization of such assets (or the operating products of such assets) by the Company (any transaction described in part (i) or (ii) being referred to as a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which all of paragraphs (A), (B), and (C) below are applicable:

               (A) All or substantially of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which, as a result of such transaction, owns the Company or all or substantially all of the assets of the Company either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

               (B) No Person (other than the Company, any Company Plan or related trust, the corporation resulting from such Corporate Transaction, and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, twenty-five percent (25%) or more than the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) will beneficially own, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation.

               (C) Individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction.

          (4) A tender offer (for which a filing has been made with the Securities and Exchange Commission (the "SEC") which purports to comply with the requirements of Section 14(d) of the Exchange Act and the corresponding SEC rules) is made for the stock of the Company, which has not been negotiated and approved by the Board, provided that in case of a tender offer described in this subsection (b)(4), the Change in Control will be deemed to have occurred upon the first to occur of (A) any time during the offer period when the Person (as defined in subsection (b)(1), above) making the offer beneficially owns or has accepted for payment stock of the Company with 25% or more of the combined voting power of the then

Outstanding Company Voting Securities or (B) 3 business days before the offer is to terminate, unless the offer is withdrawn first, if the Person making the offer could own, by the terms of the offer plus any shares beneficially owned by that Person, stock with 50% or more of the combined voting power of the then Outstanding Company Voting Securities when the offer terminates.

          (5) Approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

     (c) For purposes of the Plan the term "Cause" shall mean any of the following: (1) the willful and continued failure by the Optionee to substantially perform his duties, other than by reason of his being Disabled (as defined below), (2) the willful engaging by the Optionee in conduct which is demonstrably and materially injurious to the Company or its affiliates, (3) conduct by the Optionee that involves theft or fraud or, dishonesty in connection with his duties, (4) Optionee's violation of a non-compete or confidentiality agreement, or (5) conviction of a felony involving moral turpitude.

     (d) For purposes of the Plan, the term "Good Reason" shall mean any of the following which occur without the Optionee's consent and which are not corrected by the Company within 10 days of written notice to the Company by the Optionee:
(1) a diminution of the Optionee's duties or the assignment to him of duties that are inconsistent in any substantial respect with the position, authority or responsibilities associated with his position, (2) a reduction in the Optionee's salary rate or bonus potential; or (3) a relocation of the Optionee, that occurs after a Change of Control and without the Optionee's consent, of over 100 miles from the Optionee's primary employment location as of the date of the Change of Control, except for required travel on Company business to an extent substantially consistent with the Optionee's business travel obligations prior to the date of the Change of Control.

     (e) The term "Disability" shall mean the inability of the Optionee, after reasonable accommodation, to continue to perform his duties on a full-time basis as a result of mental or physical illness, sickness or injury and the Company determines that such disability is of a long-term nature.

15.  POTENTIAL CHANGE IN CONTROL.

     If the Optionee's employment is terminated by the Company without Cause during a Potential Change in Control, and such date of termination occurs not more than 60 days prior to the occurrence of a Change in Control, then the Optionee shall be entitled to receive the benefits that he would have received under Section 14, determined as though his employment was terminated by the Company without Cause immediately after the Change in Control. A "Potential Change in Control" shall exist during any period in which the circumstances described in subsections (a), (b), or (c) below exist (provided, however, that a Potential Change in Control shall cease to exist not later than the occurrence of a Change in Control):

     (a) The Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control, provided that a Potential Change in Control described in this subsection 15(a) shall cease to exist upon the expiration or other termination of all such agreements.

     (b) Any person (including the Company) publicly announces an intention to take or to consider taking actions the consummation of which would constitute a Change in Control; provided that a Potential Change in Control described in this subsection 15(b) shall cease to exist upon the withdrawal of such intention, or upon a reasonable determination by the Board that there is no reasonable chance that such actions would be consummated.

     (c) The Board adopts a resolution to the effect that, for purposes of the Plan, a Potential Change in Control exists; provided that a Potential Change in Control described in this paragraph 15(c) shall cease to exist upon a reasonable determination by the Board that the reasons that gave rise to the resolution providing for the existence of a Potential Change in Control have expired or no longer exist.

                             INCENTIVE STOCK OPTION

[[1]], Optionee:

     Organic Online, Inc. (the "Company"), pursuant to its 1997 Stock Option Plan, as amended (the "Plan"), has granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers), directors or consultants and is intended to comply with the provisions of (i) Rule 701 promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act") and (ii) Section 25102(o) of the California Corporate Securities Law of 1968. Defined terms not explicitly defined in this option but defined in the Plan shall have the same definitions as in the Plan.

     The details of your option are as follows:

14. Total Number of Shares Subject to this Option. THE TOTAL NUMBER OF SHARES OF COMMON STOCK SUBJECT TO THIS OPTION IS [[2]].

15. Vesting. SUBJECT TO THE LIMITATIONS CONTAINED HEREIN, TWENTY-FIVE PERCENT (25%) OF THE SHARES WILL VEST (BECOME EXERCISABLE) ON [[3]] AND THE REMAINING SHARES WILL VEST IN THIRTY-SIX (36) EQUAL MONTHLY INSTALLMENTS THEREAFTER UNTIL EITHER (i) YOU CEASE TO PROVIDE SERVICES TO THE COMPANY FOR ANY REASON, OR (ii) THIS OPTION BECOMES FULLY VESTED.

16.  Exercise Price and Method of Payment.

     (a) EXERCISE PRICE. The exercise price of this option is $0.88 per share, being not less than the fair market value of the Common Stock on the date of grant of this option.

     (b) METHOD OF PAYMENT. Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

          (1) Payment of the exercise price per share in cash (including check) at the time of exercise;

          (2) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

          (3) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise; or

          (4) Provided that the option exercise price for the installment, or portion thereof, being purchased exceeds $500, payment pursuant to the deferred payment alternative as described in paragraph 3(c) hereof; or

          (5) Payment by a combination of the methods of payment permitted by subparagraph 3(b)(i) through 3(b)(iv) above.

     (c) CONDITIONS OF DEFERRED PAYMENT. In the event that you elect to make payment of the exercise price pursuant to the deferred payment alternative:

          (1) Not less than twenty-five percent (25%) of the aggregate exercise price shall be due at the time of exercise, not less than twenty-five percent (25%) of said exercise price, plus accrued interest, shall be due each year after the date of exercise, and final payment of the remainder of the exercise price, plus accrued interest, shall be due three (3) years from date of exercise or, at the Company's election, upon termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company;

          (2) Interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any portion of any amounts other than amounts stated to be interest under the deferred payment arrangement; and

          (3) In order to elect the deferred payment alternative, you must, as a part of your written notice of exercise, give notice of the election of this payment alternative and, in order to secure the payment of the deferred exercise price to the Company hereunder, if the Company so requests, you must tender to the Company a promissory note and a security agreement covering the purchased shares, both in form and substance satisfactory to the Company, or such other or additional documentation as the Company may request.

17.   Exercise Prior to Vesting Permitted.

     (a) CONDITIONS OF EARLY EXERCISE. Subject to the provisions of this option you may elect, at any time during your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company, to exercise the option as to any part or all of the shares subject to this option at any time during the term hereof, including without limitation, a time prior to the date of earliest exercise ("vesting") stated in paragraph 2 hereof; provided, however, that:

          (1) a partial exercise of this option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares;

          (2) any shares so purchased from installments which have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement;

          (3) you shall enter into an Early Exercise Stock Purchase Agreement in the form provided by the Company with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

          (4) this option shall not be exercisable under this paragraph 4 to the extent such exercise would cause the aggregate fair market value of any shares subject to incentive stock options granted you by the Company or any Affiliate (valued as of their grant date) which would become exercisable for the first time during any calendar year to exceed $100,000.

     (b) EXPIRATION OF EARLY EXERCISE ELECTION. The election provided in this paragraph 4 to purchase shares upon the exercise of this option prior to the vesting dates shall cease upon termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company and may not be exercised after the date thereof.

18.  Whole Shares. THIS OPTION MAY ONLY BE EXERCISED FOR WHOLE SHARES.

19. Securities Law Compliance. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THIS OPTION MAY NOT BE EXERCISED UNLESS THE SHARES ISSUABLE UPON EXERCISE OF THIS OPTION ARE THEN REGISTERED UNDER THE SECURITIES ACT OR, IF SUCH SHARES ARE NOT THEN SO REGISTERED, THE COMPANY HAS DETERMINED THAT SUCH EXERCISE AND ISSUANCE WOULD BE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

20. Term. THE TERM OF THIS OPTION COMMENCES ON JULY 21, 1997, THE DATE OF GRANT, AND EXPIRES ON JULY 20, 2007 (THE "EXPIRATION DATE"), WHICH DATE SHALL BE NO MORE THAN TEN (10) YEARS FROM DATE THIS OPTION IS GRANTED, UNLESS THIS OPTION EXPIRES SOONER AS SET FORTH BELOW OR IN THE PLAN. IN NO EVENT MAY THIS OPTION BE EXERCISED ON OR AFTER THE EXPIRATION DATE. THIS OPTION SHALL TERMINATE PRIOR TO THE EXPIRATION DATE AS FOLLOWS: THREE MONTHS AFTER JANUARY 1, 1998 IF THE TERMINATION OF YOUR CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT WITH THE COMPANY OR AN AFFILIATE OF THE COMPANY OCCURS PRIOR TO JANUARY 1, 1998, OR THREE MONTHS AFTER THE TERMINATION OF YOUR CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT WITH THE COMPANY OR AN AFFILIATE OF THE COMPANY IF SUCH TERMINATION OCCURS AFTER JANUARY 1, 1998, UNLESS ONE OF THE FOLLOWING CIRCUMSTANCES EXISTS:

     (a) Your termination of Continuous Status as an Employee, Director or Consultant is due to your disability. This option will then expire on the earlier of the Expiration Date set forth above or twelve (12) months following such termination of Continuous Status as an Employee, Director or Consultant. You should be aware that if your disability is not considered a permanent and total disability within the meaning of Section 422(c)(6) of the Code, and you exercise this option more than three (3) months following the date of your termination of employment, your exercise will be treated for tax purposes as the exercise of a "nonstatutory stock option" instead of an "incentive stock option."

     (b) Your termination of Continuous Status as an Employee, Director or Consultant is due to your death or your death occurs within three (3) months following your termination of Continuous Status as an Employee, Director or Consultant for any other reason. This option will then expire on the earlier of the Expiration Date set forth above or twelve (12) months after your death.

     (c) If during any part of such three (3)-month period you may not exercise your option solely because of the condition set forth in paragraph 6 above, then your option will not expire until the earlier of the Expiration Date set forth above or until this option shall have been exercisable for an aggregate period of three (3) months after your termination of Continuous Status as an Employee, Director or Consultant.

     (d) If your exercise of the option within three (3) months after termination of your Continuous Status as an Employee, Director or Consultant with the Company or with an Affiliate of the Company would result in liability under section 16(b) of the Securities Exchange Act of 1934, then your option will expire on the earlier of (i) the Expiration Date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company.

     However, this option may be exercised following termination of Continuous Status as an Employee, Director or Consultant only as to that number of shares as to which it was exercisable on the date of termination of Continuous Status as an Employee, Director or Consultant under the provisions of paragraph 2 of this option.

     In order to obtain the federal income tax advantages associated with an "incentive stock option," the Code requires that at all times beginning on the date of grant of the option and ending on the day three (3) months before the date of the option's exercise, you must be an employee of the Company or an Affiliate of the Company, except in the event of your death or permanent and total disability. The Company has provided for continued vesting or extended exercisability of your option under certain circumstances for your benefit, but cannot guarantee that your option will necessarily be treated as an "incentive stock option" if you provide services to the Company or an Affiliate of the Company as a consultant or exercise your option more than three (3) months after the date your employment with the Company and all Affiliates of the Company terminates.

21.  Exercise.

     (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in the form attached hereto or as otherwise designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subsection 6(f) of the Plan.

     (b) By exercising this option you agree that:

          (1) as a precondition to the completion of any exercise of this option, the Company may require you to enter an arrangement providing for the payment by you to the

Company of any tax withholding obligation of the Company arising by reason of
(1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise;

          (2) you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of this option that occurs within two (2) years after the date of this option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of this option; and

          (3) the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters. You further agree that the Company may impose stoptransfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

22. Transferability. THIS OPTION IS NOT TRANSFERABLE, EXCEPT BY WILL OR BY THE LAWS OF DESCENT AND DISTRIBUTION, AND IS EXERCISABLE DURING YOUR LIFE ONLY BY YOU. NOTWITHSTANDING THE FOREGOING, BY DELIVERING WRITTEN NOTICE TO THE COMPANY, IN A FORM SATISFACTORY TO THE COMPANY, YOU MAY DESIGNATE A THIRD PARTY WHO, IN THE EVENT OF YOUR DEATH, SHALL THEREAFTER BE ENTITLED TO EXERCISE THIS OPTION.

23. Option Not a Service Contract. THIS OPTION IS NOT AN EMPLOYMENT CONTRACT AND NOTHING IN THIS OPTION SHALL BE DEEMED TO CREATE IN ANY WAY WHATSOEVER ANY OBLIGATION ON YOUR PART TO CONTINUE IN THE EMPLOY OF THE COMPANY, OR OF THE COMPANY TO CONTINUE YOUR EMPLOYMENT WITH THE COMPANY. IN ADDITION, NOTHING IN THIS OPTION SHALL OBLIGATE THE COMPANY OR ANY AFFILIATE OF THE COMPANY, OR THEIR RESPECTIVE STOCKHOLDERS, BOARD OF DIRECTORS, OFFICERS OR EMPLOYEES TO CONTINUE ANY RELATIONSHIP WHICH YOU MIGHT HAVE AS A DIRECTOR OR CONSULTANT FOR THE COMPANY OR AFFILIATE OF THE COMPANY.

24. Notices. ANY NOTICES PROVIDED FOR IN THIS OPTION OR THE PLAN SHALL BE GIVEN IN WRITING AND SHALL BE DEEMED EFFECTIVELY GIVEN UPON RECEIPT OR, IN THE CASE OF NOTICES DELIVERED BY THE COMPANY TO YOU, FIVE (5) DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, POSTAGE PREPAID, ADDRESSED TO YOU AT THE ADDRESS SPECIFIED BELOW OR AT SUCH OTHER ADDRESS AS YOU HEREAFTER DESIGNATE BY WRITTEN NOTICE TO THE COMPANY.

25. Governing Plan Document. THIS OPTION IS SUBJECT TO ALL THE PROVISIONS OF THE PLAN, A COPY OF WHICH IS ATTACHED HERETO AND ITS PROVISIONS ARE HEREBY MADE A PART OF THIS OPTION, INCLUDING WITHOUT LIMITATION THE PROVISIONS OF
     SECTION 6 OF THE PLAN RELATING TO OPTION PROVISIONS, AND IS FURTHER SUBJECT TO ALL INTERPRETATIONS, AMENDMENTS, RULES AND REGULATIONS WHICH MAY FROM TIME TO TIME BE PROMULGATED AND ADOPTED PURSUANT TO THE PLAN. IN THE EVENT OF ANY CONFLICT BETWEEN THE PROVISIONS OF THIS OPTION AND THOSE OF THE PLAN, THE PROVISIONS OF THE PLAN SHALL CONTROL.

26. Right of First Refusal. NO OPTIONEE SHALL SELL, ASSIGN, PLEDGE, OR IN ANY MANNER TRANSFER ANY OF THE SHARES OF STOCK OF THE COMPANY OR ANY RIGHT OR INTEREST THEREIN, WHETHER VOLUNTARILY OR BY OPERATION OF LAW, OR BY GIFT OR OTHERWISE, EXCEPT BY A TRANSFER WHICH MEETS THE REQUIREMENTS SET FORTH
     HEREIN:

     (a) If the optionee desires to sell or otherwise transfer any of its shares of stock acquired upon exercise of this option in an "arms-length" transaction, then the optionee shall first give written notice thereof to the Company. The notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration, and all other terms and conditions of the proposed transfer.

     (b) For thirty (30) days following receipt of such notice, the Company shall have the option to purchase all (by not less than all) of the shares specified in the notice at the price and upon the terms set forth in such notice; provided, however, that, with the consent of the optionee, the Company shall have the option to purchase a lesser portion of the shares specified in said notice at the price and upon the terms set forth therein. In the event of a gift, property settlement or other transfer which would not be considered to have been made on an "arms length" basis and in which the proposed transferee is not paying the full price for the shares, the price shall be deemed to be the Fair Market Value of the stock at such time as determined in good faith by the Board. In the event the Company elects to purchase all of the shares or, with consent of the optionee, a lesser portion of the shares, it shall give written notice to the transferring optionee of its election and settlement for said shares shall be made as provided below in paragraph (d).

     (c) The Company may assign its rights hereunder.

     (d) In the event the Company and/or its assignee(s) elect to acquire any of the shares of the transferring optionee as specified in said transferring optionee's notice, the Secretary of the Company shall so notify the transferring optionee and settlement thereof shall be made in cash within thirty (30) days after the Secretary of the Company receives said transferring optionee's notice; provided that if the terms of payment set forth in said transferring optionee's notice were other than cash against delivery, the Company and/or its assignee(s) shall pay for said shares on the same terms and conditions set forth in said transferring optionee's notice.

     (e) In the event the Company and/or its assignees(s) do not elect to acquire all of the shares specified in the transferring optionee's notice, said transferring optionee may, within the sixty (60)-day period following the expiration of the option rights granted to the Company and/or its assignees(s) herein, transfer the shares specified in said transferring optionee's notice which were not acquired by the Company and/or its assignees(s) as specified in said transferring optionee's notice.

     (f) Notwithstanding anything to the contrary contained herein, the following transaction shall be exempt from the provisions of this paragraph 13: an optionee's bona fide pledge or mortgage of any shares with a commercial lending institution, provided that any subsequent transfer of said shares by said institution shall be conducted in the manner set forth in this paragraph 13.

     In any such case, the transferee, assignee, or other recipient shall receive and hold such stock subject to the provisions of this paragraph 13, and there shall be no further transfer of such stock except in accord with this paragraph 13.

     (g) The provisions of this paragraph 13 may be waived with respect to any transfer either by the Company, upon duly authorized action of its Board, or by the stockholders, upon the express written consent of the owners of a majority of the voting power of the Company (excluding the votes represented by those shares to be transferred by the transferring optionee).

     (h) Any sale or transfer, or purported sale or transfer, of securities of the Company shall be null and void unless the terms, conditions, and provisions of this paragraph 13 are strictly observed and followed.

     (i) The foregoing right of first refusal shall terminate upon the date securities of the Company are first offered to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act.

     (j) The certificates representing shares of stock of the Company shall bear on their face the following legend so long as the foregoing right of first refusal remains in effect:

     "The shares represented by this Certificate are subject to a right of first refusal option in favor of the Corporation and/or its Assignee(s)."

Dated July 21, 1997.

                                        Very truly yours,

                                        Organic Online, Inc.

                                        By:__________________________________
                                            Duly authorized on behalf of the
                                            Board of Directors

ATTACHMENTS:
    1997 Stock Option Plan
    Notice of Exercise

The undersigned:

         (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

         (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

NONE      ____________
           (Initial)

OTHER    _______________________

         _______________________

         _______________________


                                    ______________________________
                                    OPTIONEE
                                    Address:

                            NONSTATUTORY STOCK OPTION

1~, Optionee:

     Organic Online, Inc. (the "Company"), pursuant to its 1997 Stock Option Plan, as amended (the "Plan"), has granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers), directors or consultants and is intended to comply with the provisions of (i) Rule 701 promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act") and (ii) Section 25102(o) of the California Corporate Securities Law of 1968. Defined terms not explicitly defined in this agreement but defined in the Plan shall have the same definitions as in the Plan.

     The details of your option are as follows:

27. TOTAL NUMBER OF SHARES SUBJECT TO THIS OPTION. THE TOTAL NUMBER OF SHARES OF COMMON STOCK SUBJECT TO THIS OPTION IS 2~.

28. VESTING. SUBJECT TO THE LIMITATIONS CONTAINED HEREIN, TWENTY-FIVE PERCENT (25%) OF THE SHARES WILL VEST (BECOME EXERCISABLE) ON 3 ~ AND THE REMAINING SHARES WILL VEST IN THIRTY-SIX (36) EQUAL MONTHLY INSTALLMENTS THEREAFTER UNTIL EITHER (i) YOU CEASE TO PROVIDE SERVICES TO THE COMPANY FOR ANY REASON, OR (ii) THIS OPTION BECOMES FULLY VESTED.

29.  EXERCISE PRICE AND METHOD OF PAYMENT.

     (a) EXERCISE PRICE. The exercise price of this option is $_____ per share, being not less than eighty-five percent (85%) of the fair market value of the Common Stock on the date of grant of this option.

     (b) METHOD OF PAYMENT. Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

          (1) Payment of the exercise price per share in cash (including check) at the time of exercise;

          (2) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

          (3) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise;

          (4) Provided that the option exercise price for the installment, or portion thereof, being purchased exceeds five hundred dollars ($500), payment pursuant to the deferred payment alternative as described in paragraph 3(c) hereof; or

          (5) Payment by a combination of the methods of payment permitted by subparagraph 3(b)(i) through 3(b)(iv) above.

     (c) CONDITIONS OF DEFERRED PAYMENT. In the event that you elect to make payment of the exercise price pursuant to the deferred payment alternative:

          (1) Not less than twenty-five percent (25%) of the aggregate exercise price shall be due at the time of exercise, not less than twenty-five percent (25%) of said exercise price, plus accrued interest, shall be due each year after the date of exercise, and final payment of the remainder of the exercise price, plus accrued interest, shall be due three (3) years from date of exercise or, at the Company's election, upon termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company;

          (2) Interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any portion of any amounts other than amounts stated to be interest under the deferred payment arrangement; and

          (3) In order to elect the deferred payment alternative, you must, as a part of your written notice of exercise, give notice of the election of this payment alternative and, in order to secure the payment of the deferred exercise price to the Company hereunder, if the Company so requests, you must tender to the Company a promissory note and a security agreement covering the purchased shares, both in form and substance satisfactory to the Company, or such other or additional documentation as the Company may request.

30.  EXERCISE PRIOR TO VESTING PERMITTED.

     (a) CONDITIONS OF EARLY EXERCISE. Subject to the provisions of this option you may elect, at any time during your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company, to exercise the option as to any part or all of the shares subject to this option at any time during the term hereof, including without limitation, a time prior to the date of earliest exercise ("vesting") stated in paragraph 2 hereof; provided, however, that:

          (1) a partial exercise of this option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares;

          (2) any shares so purchased from installments which have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement; and

          (3) you shall enter into an Early Exercise Stock Purchase Agreement in the form provided by the Company with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

     (b) EXPIRATION OF EARLY EXERCISE ELECTION. The election provided in this paragraph 4 to purchase shares upon the exercise of this option prior to the vesting dates shall cease upon termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company and may not be exercised after the date thereof.

31.  WHOLE SHARES. THIS OPTION MAY ONLY BE EXERCISED FOR WHOLE SHARES.

32. SECURITIES LAW COMPLIANCE. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THIS OPTION MAY NOT BE EXERCISED UNLESS THE SHARES ISSUABLE UPON EXERCISE OF THIS OPTION ARE THEN REGISTERED UNDER THE SECURITIES ACT OR, IF SUCH SHARES ARE NOT THEN SO REGISTERED, THE COMPANY HAS DETERMINED THAT SUCH EXERCISE AND ISSUANCE WOULD BE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

33. TERM. THE TERM OF THIS OPTION COMMENCES ON _______________________, THE DATE OF GRANT, AND EXPIRES ON __________________________ (THE "EXPIRATION DATE"), WHICH DATE SHALL BE NO MORE THAN TEN (10) YEARS FROM DATE THIS OPTION IS GRANTED, UNLESS THIS OPTION EXPIRES SOONER AS SET FORTH BELOW OR IN THE PLAN. IN NO EVENT MAY THIS OPTION BE EXERCISED ON OR AFTER THE EXPIRATION DATE. THIS OPTION SHALL TERMINATE PRIOR TO THE EXPIRATION DATE AS FOLLOWS: THREE MONTHS AFTER JANUARY 1, 1998 IF THE TERMINATION OF YOUR CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT WITH THE COMPANY OR AN AFFILIATE OF THE COMPANY OCCURS PRIOR TO JANUARY 1, 1998, OR THREE MONTHS AFTER THE TERMINATION OF YOUR CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT WITH THE COMPANY OR AN AFFILIATE OF THE COMPANY IF SUCH TERMINATION OCCURS AFTER JANUARY 1, 1998, UNLESS ONE OF THE FOLLOWING CIRCUMSTANCES EXISTS:

     (a) Your termination of Continuous Status as an Employee, Director or Consultant is due to your disability. This option will then expire on the earlier of the Expiration Date set forth above or twelve (12) months following such termination of Continuous Status as an Employee, Director or Consultant.

     (b) Your termination of Continuous Status as an Employee, Director or Consultant is due to your death or your death occurs within three (3) months following your termination of Continuous Status as an Employee, Director or Consultant for any other reason. This option will then expire on the earlier of the Expiration Date set forth above or twelve (12) months after your death.

     (c) If during any part of such three (3)-month period you may not exercise your option solely because of the condition set forth in paragraph 6 above, then your option will not expire until the earlier of the Expiration Date set forth above or until this option shall have been exercisable for an aggregate period of three (3) months after your termination of Continuous Status as an Employee, Director or Consultant.

     (d) If your exercise of the option within three (3) months after termination of your Continuous Status as an Employee, Director or Consultant with the Company or with an Affiliate of the Company would result in liability under Section 16(b) of the Securities Exchange Act of 1934, then your option will expire on the earlier of (i) the Expiration Date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company.

     However, this option may be exercised following termination of Continuous Status as an Employee, Director or Consultant only as to that number of shares as to which it was exercisable on the date of termination of Continuous Status as an Employee, Director or Consultant under the provisions of paragraph 2 of this option.

34.  EXERCISE.

     (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subsection 6(f) of the Plan.

     (b) By exercising this option you agree that:

          (1) as a precondition to the completion of any exercise of this option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise. You also agree that the exercise of this option has not been completed and that the Company is under no obligation to issue any shares of Common Stock to you until such an arrangement is established or the Company's tax withholding obligations are satisfied, as determined by the Company; and

          (2) the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters. You further agree that the Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

35. TRANSFERABILITY. THIS OPTION IS NOT TRANSFERABLE, EXCEPT BY WILL OR BY THE LAWS OF DESCENT AND DISTRIBUTION, AND IS EXERCISABLE DURING YOUR LIFE ONLY BY YOU. NOTWITHSTANDING THE FOREGOING, BY DELIVERING WRITTEN NOTICE TO THE COMPANY, IN A

     FORM SATISFACTORY TO THE COMPANY, YOU MAY DESIGNATE A THIRD PARTY WHO, IN THE EVENT OF YOUR DEATH, SHALL THEREAFTER BE ENTITLED TO EXERCISE THIS OPTION.

36. OPTION NOT A SERVICE CONTRACT. THIS OPTION IS NOT AN EMPLOYMENT CONTRACT AND NOTHING IN THIS OPTION SHALL BE DEEMED TO CREATE IN ANY WAY WHATSOEVER ANY OBLIGATION ON YOUR PART TO CONTINUE IN THE EMPLOY OF THE COMPANY, OR OF THE COMPANY TO CONTINUE YOUR EMPLOYMENT WITH THE COMPANY. IN ADDITION, NOTHING IN THIS OPTION SHALL OBLIGATE THE COMPANY OR ANY AFFILIATE OF THE COMPANY, OR THEIR RESPECTIVE STOCKHOLDERS, BOARD OF DIRECTORS, OFFICERS OR EMPLOYEES TO CONTINUE ANY RELATIONSHIP WHICH YOU MIGHT HAVE AS A DIRECTOR OR CONSULTANT FOR THE COMPANY OR AFFILIATE OF THE COMPANY.

37. NOTICES. ANY NOTICES PROVIDED FOR IN THIS OPTION OR THE PLAN SHALL BE GIVEN IN WRITING AND SHALL BE DEEMED EFFECTIVELY GIVEN UPON RECEIPT OR, IN THE CASE OF NOTICES DELIVERED BY THE COMPANY TO YOU, FIVE (5) DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, POSTAGE PREPAID, ADDRESSED TO YOU AT THE ADDRESS SPECIFIED BELOW OR AT SUCH OTHER ADDRESS AS YOU HEREAFTER DESIGNATE BY WRITTEN NOTICE TO THE COMPANY.

38. GOVERNING PLAN DOCUMENT. THIS OPTION IS SUBJECT TO ALL THE PROVISIONS OF THE PLAN, A COPY OF WHICH IS ATTACHED HERETO AND ITS PROVISIONS ARE HEREBY MADE A PART OF THIS OPTION, INCLUDING WITHOUT LIMITATION THE PROVISIONS OF
     SECTION 6 OF THE PLAN RELATING TO OPTION PROVISIONS, AND IS FURTHER SUBJECT TO ALL INTERPRETATIONS, AMENDMENTS, RULES AND REGULATIONS WHICH MAY FROM TIME TO TIME BE PROMULGATED AND ADOPTED PURSUANT TO THE PLAN. IN THE EVENT OF ANY CONFLICT BETWEEN THE PROVISIONS OF THIS OPTION AND THOSE OF THE PLAN, THE PROVISIONS OF THE PLAN SHALL CONTROL.

39. RIGHT OF FIRST REFUSAL. NO OPTIONEE SHALL SELL, ASSIGN, PLEDGE, OR IN ANY MANNER TRANSFER ANY OF THE SHARES OF STOCK OF THE COMPANY OR ANY RIGHT OR INTEREST THEREIN, WHETHER VOLUNTARILY OR BY OPERATION OF LAW, OR BY GIFT OR OTHERWISE, EXCEPT BY A TRANSFER WHICH MEETS THE REQUIREMENTS SET FORTH
     HEREIN:

     (a) If the optionee desires to sell or otherwise transfer any of his shares of stock acquired upon exercise of this option in an "arms-length" transaction, then the optionee shall first give written notice thereof to the Company. The notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration, and all other terms and conditions of the proposed transfer.

     (b) For thirty (30) days following receipt of such notice, the Company shall have the option to purchase all (by not less than all) of the shares specified in the notice at the price and upon the terms set forth in such notice; provided, however, that, with the consent of the optionee, the Company shall have the option to purchase a lesser portion of the shares specified in said notice at the price and upon the terms set forth therein. In the event of a gift, property settlement or other transfer which would not be considered to have been made on an "arms-length" basis and in which the proposed transferee is not paying the full price for the shares, the price shall be deemed to be the Fair Market Value of the stock at such time as determined in good faith by the Board. In the event the Company elects to purchase all of the shares or, with consent of the optionee, a lesser portion of the shares, it shall give written notice to the transferring optionee of its election and settlement for said shares shall be made as provided below in paragraph (d).

     (c) The Company may assign its rights hereunder.

     (d) In the event the Company and/or its assignee(s) elect to acquire any of the shares of the transferring optionee as specified in said transferring optionee's notice, the Secretary of the Company shall so notify the transferring optionee and settlement thereof shall be made in cash within thirty (30) days after the Secretary of the Company receives said transferring optionee's notice; provided that if the terms of payment set forth in said transferring optionee's notice were other than cash against delivery, the Company and/or its assignee(s) shall pay for said shares on the same terms and conditions set forth in said transferring optionee's notice.

     (e) In the event the Company and/or its assignees(s) do not elect to acquire all of the shares specified in the transferring optionee's notice, said transferring optionee may, within the sixty (60)-day period following the expiration of the option rights granted to the Company and/or its assignees(s) herein, transfer the shares specified in said transferring optionee's notice which were not acquired by the Company and/or its assignees(s) as specified in said transferring optionee's notice.

     (f) Notwithstanding anything to the contrary contained herein, the following transaction shall be exempt from the provisions of this paragraph 13: a optionee's bona fide pledge or mortgage of any shares with a commercial lending institution, provided that any subsequent transfer of said shares by said institution shall be conducted in the manner set forth in this paragraph 13.

     In any such case, the transferee, assignee, or other recipient shall receive and hold such stock subject to the provisions of this paragraph 13, and there shall be no further transfer of such stock except in accord with this paragraph 13.

     (g) The provisions of this paragraph 13 may be waived with respect to any transfer either by the Company, upon duly authorized action of its Board, or by the stockholders, upon the express written consent of the owners of a majority of the voting power of the Company (excluding the votes represented by those shares to be transferred by the transferring optionee).

     (h) Any sale or transfer, or purported sale or transfer, of securities of the Company shall be null and void unless the terms, conditions, and provisions of this paragraph 13 are strictly observed and followed.

     (i) The foregoing right of first refusal shall terminate upon the date securities of the Company are first offered to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act.

     (j) The certificates representing shares of stock of the Company shall bear on their face the following legend so long as the foregoing right of first refusal remains in effect:

          "The shares represented by this Certificate are subject to a right of first refusal option in favor of the Corporation and/or its Assignee(s).

     Dated _____________.

                                      Very truly yours,
                                      Organic Online, Inc.

                                      By: ___________________________________
                                               Duly authorized on behalf
                                               of the Board of Directors

ATTACHMENTS:

         1997 Stock Option Plan
         Amendment No. 1 to 1997 Stock Option Plan
         Notice of Exercise

The undersigned:

     (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

     (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

         NONE           __________
                        (Initial)

         OTHER    ______________________________

                  ______________________________

                  ______________________________


                                         ________________________________
                                         OPTIONEE

                                         Address:________________________

                                                 ________________________

                               NOTICE OF EXERCISE

Organic Online, Inc.
510 Third Street, Suite 540
San Francisco, CA 94107

                                            Date of Exercise:_____________

Ladies and Gentlemen:

         This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

         Type of option:                             Nonstatutory
         Stock option dated:                         __________________

         Number of shares as
         to which option is
         exercised:                                  __________________

         Certificates to be
         issued in name of:                          __________________

         Total exercise price:                      $__________________

         Cash payment delivered
         herewith:                                  $__________________

         Promissory note delivered
         herewith:                                  $__________________

         Value of _______ shares
         of common stock delivered
         herewith(1):                               $__________________

         By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Company's 1997 Stock Option Plan, as amended, and (ii) to provide for the payment by me to you (in the mariner designated by you) of your withholding obligation, if any, relating to the exercise of this option.


--------
(1) Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

         I hereby make the following certifications and representations with respect to the number of shares of Common Stock (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:

         I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are deemed to constitute "restricted securities" under Rule 701 and Rule 144 promulgated under the Securities Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws.

         I further acknowledge that I will not be able to resell the Shares for at least ninety (90) days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

         I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

         I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty
(180) days following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or representatives of the underwriters. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

                                       Very truly yours,

                                       __________________________________
                                       1~


                                       2